SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 16, 2002

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                        333-36234                94-0905160
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                          Identification Number)

          1155 Battery Street
       San Francisco, California                                 94111
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 14, 2002, Moody's Investors Service ("Moody's") issued a press release regarding its decision to downgrade both our senior secured credit facility and our senior unsecured notes. The senior secured credit facility was downgraded to "B1" from "Ba3" and the senior unsecured notes were downgraded to "Caa1" from "B2." This action by Moody's does not trigger any obligations or other provisions under our financing agreements or our other contractual relationships.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 16, 2002

                              LEVI STRAUSS & CO.



                              By  /s/ Albert F. Moreno
                                  --------------------
                                  Albert F. Moreno
                                  Title: Senior Vice President, General Counsel and Assistant Secretary